The Aegis Funds (the “Trust”)

Aegis Value Fund (the “Fund”)

Supplement dated November 8, 2022 to the

Summary Prospectus and Prospectus

dated April 30, 2022

The following disclosure is being revised relating to the Fund’s fee table presentation with respect to expense reimbursements, as described below:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.20%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.30%
Total Annual Fund Operating Expenses(2)	1.50%

(1)	“Other Expenses” include expenses incurred by the Fund in the normal course of its operations together with recoupment of management fees previously waived or reimbursed to the Fund. Such expenses are borne by the Fund separately from the management fees paid to Aegis Financial Corporation (the “Advisor”).
(2)	The Advisor has entered into a contractual expense limitation agreement with the Fund pursuant to which the Advisor has agreed to limit certain fees and/or reimburse certain of the Fund’s expenses until April 30, 2023, in order to limit the Total Annual Fund Operating Expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) of the Fund to 1.50% of the Class I shares’ average daily net assets (“Expense Cap”). Only the Board of Trustees may terminate the expense limitation agreement during its current term. The Advisor may be reimbursed by the Fund for amounts assumed by the Advisor pursuant to the expense limitation agreement, provided that such reimbursement does not cause the “Total Annual Fund Operating Expenses after Fee waiver” to exceed 1.50% and the repayment occurs within three years from the month in which the Advisor’s waiver and/or reimbursement occurred. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in place at the time of the waiver or at the time of the reimbursement. The expense limitation agreement may be extended by the parties for additional one-year terms. The Fund’s Total Annual Fund Operating Expenses may be higher than the amount shown above to the extent the Fund incurs expenses excluded from the expense limitation agreement.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and the fee waiver and/or expense limitation remains in effect through its current term. You may be required to pay commissions and/or other forms of compensation to a broker on your purchases and sales of Class I shares of the Fund, which are not reflected in this table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$153	$470	$810	$1,770

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Please keep this supplement for further reference.